                                                                    EXHIBIT 10.1

AMENDED SCHEDULE OF ADVANCES

     This Schedule supplements the Note dated January 12, 2001 by and between AXCESS INC. as Maker and incuVest LLC as Payee. The Maker hereby acknowledges receipt of the advances in the amount and on the dates set forth below, all of which shall be included as "Principal" under, and be governed by the terms and conditions of, said Note.

Date of Advance    Amount of Advance  % Interest     Receipt Acknowledged

01/19/01                $ 85,000      9.0%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
01/26/01                $264,000      9.0%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
02/02/01                $ 75,000      8.5%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
02/09/01                $254,000      8.5%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
02/16/01                $ 75,000      8.5%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
02/23/01                $254,000      8.5%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
03/02/01                $ 75,000      8.5%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
03/09/01                $254,000      8.5%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
03/16/01                $ 75,000      8.5%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
03/23/01                $150,000      8.0%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
03/30/01                $100,000      8.0%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
04/06/01                $150,000      8.0%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary
04/30/01                $250,000      8.0%           By:    /S/ JAMES R. CRAIG
                                                         -------------------------------------------------
                                                     James R. Craig, Chief Financial Officer and Secretary

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